Exhibit 10.24

EXECUTION COPY

AMENDMENT

dated as of June 1, 2009

between

GMAC Investment Management LLC and

GMAC Mortgage, LLC

to the

MASTER SECURITIES FORWARD

TRANSACTION AGREEMENT

dated as of March 18, 2009

between

GMAC Investment Management LLC and

GMAC Mortgage, LLC

(the “Agreement”)

GMAC Investment Management LLC (“GMAC IM”) and GMAC Mortgage, LLC (“GMACM”) have previously entered into the Agreement and now agree to amend the Agreement by the terms of this Amendment (this “Amendment”).

Accordingly, in consideration of the mutual agreements contained in this Amendment, the parties agree as follows:

1.	Amendment of the Agreement

Paragraph 11 of Annex I to the Agreement is amended and restated in its entirety to read as follows:

“Restriction on Liens. GMAC Mortgage hereby agrees that it shall not grant any lien or security interest in its rights under this Agreement other than (i) the lien created pursuant to the Omnibus Pledge and Security Agreement and Irrevocable Proxy, dated as of March 18, 2009 (as the same may be amended, supplemented, restated or otherwise modified, the “Omnibus Security Agreement”), by and among RFC Asset Holdings II, LLC, Passive Asset Transactions, LLC and certain of their Affiliates from time to time party thereto, as grantors, GMAC IM, as secured party, and GMAC LLC, as omnibus agent, as lender agent for the lender parties, as lender under the MSR loan agreement and as secured party,

(ii) the lien created pursuant to the Pledge and Security Agreement and Irrevocable Proxy, dated as of June 1, 2009, between RAHI, PATI and certain of their Affiliates from time to time party thereto, as grantors, and GMAC LLC, as secured party (as amended or modified from time to time, the “Fourth Security Agreement”) and (iii) any lien for taxes or assessments or other governmental charges or levies not then due and payable (or which, if due and payable, are being contested in good faith either with the third party to whom such taxes are owed or the third party obligated to pay such taxes and for which adequate reserves are being maintained, to the extent required by generally accepted accounting principles, and such proceedings have the effect of preventing the forfeiture or sale of the property or assets subject to any such lien).”

2.	Representations

GMACM represents to GMAC IM in respect of the Agreement, as amended pursuant to this Amendment, that all representations made by GMACM pursuant to the Agreement are true and accurate as of the date of this Amendment.

3.	Consent to Security Interest

Each of the parties hereto hereby consent to the creation and existence of the security interests in the Collateral created by the Fourth Security Agreement.

4.	Miscellaneous

(a)	Entire Agreement; Restatement.

(i)	This Amendment constitutes the entire agreement and understanding of the parties with respect to its subject matter and supersedes all oral communication and prior writings (except as otherwise provided herein) with respect thereto.

(ii)	Except for any amendment to the Agreement made pursuant to this Amendment, all terms and conditions of the Agreement will continue in full force and effect in accordance with its provisions on the date of this Amendment. References to the Agreement will be to the Agreement, as amended by this Amendment.

(b)	Amendments. No amendment, modification or waiver in respect of the matters contemplated by this Amendment will be effective unless made in accordance with the terms of the Agreement.

(c)	Counterparts. This Amendment may be executed and delivered in counterparts (including by facsimile transmission), each of which will be deemed an original.

(d)	Headings. The headings used in this Amendment are for convenience of reference only and are not to affect the construction of or to be taken into consideration in interpreting this Amendment.

(e)	Governing Law. This Amendment will be governed by and construed in accordance with the laws of the State of New York without giving effect to the conflict of laws principles thereof.

[signature pages follow]

IN WITNESS WHEREOF the parties have executed this Amendment on the respective dates specified below with effect from the date specified first on the first page of this Amendment.

GMAC INVESTMENT MANAGEMENT LLC

By:	/s/ Melissa Melvin
Name:	Melissa Melvin
Title:	Assistant Secretary
Date:	June 1, 2009

GMAC MORTGAGE, LLC

By:	/s/ John M. Peterson
Name:	John M. Peterson
Title:	Treasurer
Date:	June 1, 2009

S-1	Amendment to GMAC IM-GMACM MSFTA